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[AXA ROSENBERG MUTUAL FUNDS LOGO]

                                                           PROSPECTUS
                                                               MAY 1, 2003

                                                       (as revised September 15,
                                                       2003)

           AXA ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND

           The AXA Rosenberg VIT Value Long/Short Equity Fund is a series of
           Barr Rosenberg Variable Insurance Trust.

           The AXA Rosenberg VIT Value Long/Short Equity Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk. The Fund's investment adviser is AXA Rosenberg
           Investment Management LLC. We are offering shares of the Fund exclusively for sale to insurance company separate accounts.

           The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

           Please see the inside back cover of this prospectus for important privacy policy information.
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                       [AXA ROSENBERG MUTUAL FUNDS LOGO]

                               TABLE OF CONTENTS

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
                                                              PAGE
                                                              ----
RISK/RETURN SUMMARY.........................................    3

FEES AND EXPENSES...........................................    5

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES...    6

PRINCIPAL RISKS.............................................    7

CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED
  RISKS.....................................................    8

PERFORMANCE INFORMATION FROM THE ADVISER'S OTHER LONG/SHORT
  EQUITY ACCOUNTS...........................................   11

THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY.................   13

FUND MANAGEMENT.............................................   15

MULTIPLE CLASSES............................................   17

HOW THE FUND PRICES ITS SHARES..............................   17

PURCHASING FUND SHARES......................................   18

REDEEMING FUND SHARES.......................................   19

DISTRIBUTIONS...............................................   19

TAXES.......................................................   20

OTHER INFORMATION...........................................   20

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                              RISK/RETURN SUMMARY

    The following is a summary of certain key information about the AXA Rosenberg VIT Value Long/ Short Equity Fund (the "Fund"). This summary identifies the Fund's investment objective, principal investment strategies and principal risks. The principal risks of the Fund are identified and more fully discussed beginning on page 7. You can find more detailed descriptions of the Fund further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

    Other important things for you to note:

    - You may lose money by investing in the Fund.

    - An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OBJECTIVE

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk.

SUMMARY OF PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to achieve its investment objective by buying common stocks that its investment adviser, AXA Rosenberg Investment Management LLC (the "Adviser"), believes are undervalued and by "selling short" stocks that the Adviser believes are overvalued. The Adviser's computerized investment process is designed to maintain continuously approximately equal dollar amounts invested in long and short positions, and the Fund seeks to have near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. The Fund invests in small and mid-capitalization stocks that are principally traded in the markets of the United States. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. By buying and selling short different stocks, the Fund attempts to limit the effect on its performance of, and the risk associated with, general U.S. stock market movements.

    The Adviser considers financial information and market trends ("fundamental" and "quantitative" investment criteria) in determining which securities to buy and sell. The Adviser employs a bottom-up approach which uses two stock selection models to evaluate stocks: (1) its Valuation Model estimates the fair value for each company in the Adviser's database by assessing various fundamental data such as company financial statistics, and (2) its Earnings Forecast Model estimates year-ahead earnings by analyzing fundamental data and investor sentiment data such as analysts' earnings estimates and broker buy/sell recommendations. By favoring securities believed to be undervalued, these models tend to produce portfolios with a "value" style or orientation. The Valuation Model tends to identify stocks as attractive for purchase that have price-to-earnings and price-to-book ratios that are lower than those of other companies in the same industry. Although, as noted above, the Fund's stock selection models tend to produce a value style of investment, the Adviser attempts to moderate, although by no means eliminate, the Fund's value orientation through its computerized, risk-control optimization process. In addition, other factors, such as the Fund's industry weightings and the risks associated with specific individual stock selections, also affect the Fund's performance. For a more detailed description of the Adviser's stock selection models, see "The Adviser's General Investment Philosophy" further back in this Prospectus.

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SUMMARY OF PRINCIPAL RISKS

    As with any stock mutual fund, you may lose money if you invest in the Fund. Also, you should note that an investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Among the principal risks that could adversely affect the value of the Fund's shares and cause you to lose money on your investment are:

    INVESTMENT RISKS. Although the Fund's investment strategy seeks to limit the risks associated with investing in the equity market, the value of Fund shares may change depending on external conditions affecting the Fund's portfolio. These conditions depend upon market, economic, political, regulatory and other factors.

    MANAGEMENT RISK. Any actively managed investment portfolio is subject to the risk that its investment adviser will make poor stock selections. Because the Adviser could make poor investment decisions about both the long and the short positions of the Fund, the Fund's potential losses exceed those of conventional stock mutual funds that hold only long portfolios.

    MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Adviser will fail to construct a portfolio of long and short positions that has limited exposure to general U.S. stock market movements, capitalization ranges or other risk factors.

    RISK OF SHORT SALES. The Adviser may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero.

    SMALL AND MID-SIZE COMPANY RISK. The Fund is subject to additional risk because it invests primarily in the stocks of companies with small and mid-sized market capitalizations, which tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may also have limited product lines, markets or financial resources or may depend on a few key employees.

    STYLE RISK. Because the Adviser's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

    PORTFOLIO TURNOVER. In executing on its strategy, the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover may result in increased transaction costs, which in turn may reduce the Fund's return. A high portfolio turnover rate may also result in negative tax consequences to shareholders.

    For a more detailed description of these and other risks associated with an investment in the Fund, turn to page 7.

PERFORMANCE INFORMATION

    The Fund has not provided performance information because it is expected to commence operations on May 1, 2003 and therefore does not have a record of performance for a full calendar year.

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                               FEES AND EXPENSES

    THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND. THE FEE TABLE AND EXAMPLE DO NOT REFLECT ANY FEES WHICH MAY BE CHARGED BY THE INSURANCE COMPANY SEPARATE ACCOUNT THROUGH WHICH YOU HOLD YOUR SHARES. IF THEY DID REFLECT SUCH CHARGES, THE OVERALL EXPENSES DESCRIBED BELOW WOULD BE HIGHER.

                                                                         CLASS 1    CLASS 2
                                                                         --------   --------
           SHAREHOLDER FEES (paid directly from your investment):
             Maximum Sales Charge (Load)...............................    None       None
             Maximum Sales Charge (Load) Imposed on Purchases..........    None       None
             Maximum Deferred Sales Charge (Load)......................    None       None
             Maximum Sales Charge (Load) Imposed on Reinvested
               Dividends...............................................    None       None
             Redemption Fee............................................    None       None

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

           CLASS OF SHARES                                                  CLASS 1          CLASS 2
           ---------------                                               --------------   --------------
           Management Fees.............................................           1.50%            1.50%
           Distribution and Shareholder Service (12b-1) Fees...........            None            0.25%
           Other Expenses(a)...........................................           0.52%            0.52%
           Total Annual Fund Operating Expenses........................           2.02%            2.27%
           Fee Waiver and/or Expense Reimbursement(b)..................          -0.27%           -0.27%
                                                                         --------------   --------------
           Net Expenses................................................           1.75%            2.00%
                                                                         ==============   ==============

------------------------

(a) Because the Fund is a new fund (as defined in Form N-1A under the Investment Company Act of 1940, as amended (the "1940 Act")), "Other Expenses" are based on estimated amounts for the current fiscal year.

(b) Reflects the Adviser's contractual undertaking (the "Fee Limitation Agreement") to waive its management fee and bear certain expenses (excluding nonrecurring account fees, extraordinary expenses, dividends on securities sold short and distribution and shareholder service fees) until further notice (and in any event at least until December 31, 2005). Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next three fiscal years by the Fund to the Adviser to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year, that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower. Based on those assumptions, your costs would be:

           CLASS                                 1 YEAR    3 YEARS
           -----                                --------   --------
           1..................................    $178       $561
           2..................................    $203       $637

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           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

    The Fund seeks to increase the value of your investment in bull markets and in bear markets through strategies that are designed to limit exposure to general equity market risk. The Fund measures its return by a comparison to the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks of certain capitalization ranges (as described below) principally traded in the markets of the United States that the Adviser has identified as undervalued and short positions in such stocks that the Adviser has identified as overvalued. When the Adviser believes that a security is overvalued relative to the securities in the Fund's long portfolio, it may sell the security short by borrowing it from a third party and selling it at the then-current market price. By taking long and short positions in different stocks, the Fund attempts to limit the effect of general stock market movements on the Fund's performance. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. If the Fund were to invest, under normal circumstances, less than 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, the Fund would provide 60 days' notice to its shareholders prior to the change's occurrence.

    The Adviser's stock selection process focuses on the identification of stocks with attractively priced fundamentals and future expected earnings at reasonable current prices. Because the Adviser's stock selection models typically find more bargains among value stocks and more overpriced securities (short sale opportunities) among growth stocks, the Fund's portfolio tends to have a value exposure. The Adviser attempts to moderate, although by no means eliminate, this value exposure through its computerized, risk-control optimization process.

    It is expected that the Fund may achieve a positive return if the securities in the Fund's long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur losses if the securities in its long portfolio underperform the securities in its short portfolio. The Adviser will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk characteristics of the overall portfolio.

    The Fund seeks to construct a diversified portfolio that has limited exposure to U.S. equity market risk generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. It is currently expected that the long and short positions of the Fund will be invested primarily in small and mid-capitalization stocks. For purposes of the preceding sentence, the 200 stocks principally traded in the markets of the United States with the largest market capitalizations are considered large capitalization stocks, the next 800 largest stocks are considered mid-capitalization stocks and all other stocks are considered small capitalization stocks. As of March 31, 2003, the market capitalization of the largest company whose stock would be considered a mid-capitalization stock was approximately $8.7 billion. Stocks of companies with relatively small market capitalizations tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations.

    The Adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. The Adviser attempts to achieve returns for the Fund's shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills effectively have a fixed rate of return, investors in Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

    Because the Fund may engage in active and frequent trading of portfolio securities, a larger portion of distributions you would receive from the Fund are likely to reflect short-term capital gains, which are taxed like ordinary dividends, rather than long-term capital gain distributions.

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    Except as explicitly described otherwise, the investment objective and policies of the Fund may be changed without shareholder approval.

                                PRINCIPAL RISKS

    The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's investments as a whole. The Fund could be subject to additional risks because the types of investments made by the Fund can change over time.

    INVESTMENT RISKS. An investment in the Fund involves risks similar to those of investing in common stocks directly. Just as with common stocks, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund's portfolio. Investment in shares of the Fund is, like investment in common stocks, more volatile and risky than some other forms of investment. Also, the Fund is subject to the risk that its long positions may decline in value at the same time that the market value of securities sold short increases, thereby increasing the magnitude of the loss that you may suffer on your investment as compared with more conventional stock mutual funds.

    MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. This is the risk that the Adviser will make poor stock selections. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Adviser will produce the desired results. In some cases, certain investments may be unavailable or the Adviser may not choose certain investments under market conditions when, in retrospect, their use would have been beneficial to the Fund.

    The Fund will lose money if the Adviser fails to purchase, sell or sell short different stocks such that the securities in the Fund's long portfolio, in the aggregate, outperform the securities in the Fund's short portfolio. In addition, management risk is heightened for the Fund because the Adviser could make poor stock selections for both the long and the short portfolios.

    MARKET RISK. Although the Fund seeks to have approximately equal dollar amounts invested in long and short positions, there is a risk that the Adviser will fail to construct a portfolio of long and short positions that has limited exposure to general equity market risk, specific capitalization ranges and certain other risk factors.

    RISK OF SHORT SALES. When the Adviser believes that a security is overvalued, it may cause the Fund to sell the security short by borrowing it from a third party and selling it at the then-current market price. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. The Fund will incur a loss if the price of the borrowed security increases between the time the Fund sells it short and the time the Fund must replace it. The Fund may achieve a gain if the price of the borrowed security decreases during that period of time. The Fund cannot guarantee that it will be able to replace a security at any particular time or at an acceptable price.

    While the Fund is short a security, it is always subject to the risk that the security's lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happens, the Fund must buy the replacement share immediately at the stock's then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position. The Fund's gain on a short sale, before transaction costs, is limited to the difference between the price at which it sold the borrowed security and the price it paid to purchase the security to return to the lender. By contrast, its potential loss on a short sale is unlimited because the loss increases as the price of the security sold short increases, and the price may rise indefinitely.

    Short sales also involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to

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pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

    Until the Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian containing cash, U.S. government securities, or other liquid securities. The amount deposited in the segregated account plus any amount held as collateral with a broker or other custodian will at least equal the current market value of the security sold short. Depending on the arrangements made with such broker or custodian, the Fund might not receive any payments (including interest) on collateral held with the broker or custodian. The assets used to cover the Fund's short sales will not be available to use for redemptions. The Fund will not make a short sale if, after giving effect to the short sale, the market value of all securities sold short would exceed 100% of the value of the Fund's net assets.

    SMALL AND MID-SIZE COMPANY RISK. Companies with small or mid-sized market capitalizations may be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, such companies have fewer securities outstanding, and their securities may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume and are generally more sensitive to purchase and sale transactions. Therefore, the prices of such securities tend to be more volatile than the prices of securities of companies with larger market capitalizations. As a result, the absolute values of changes in the prices of securities of companies with small or mid-sized market capitalizations may be greater than those of larger, more established companies.

    STYLE RISK. Because the Adviser's risk control policy is not intended to yield a perfectly style-neutral portfolio, it is likely that the Fund's portfolio will exhibit a sensitivity to the value-growth cycle within the U.S. equity markets, meaning that the Fund's performance will be more likely to decline during periods when growth stocks outperform value stocks than during periods when value stocks outperform growth stocks.

    PORTFOLIO TURNOVER. The consideration of portfolio turnover does not constrain the Adviser's investment decisions. The Fund is actively managed and the Fund's portfolio turnover may exceed 100%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or other transaction costs. Such costs will reduce the Fund's return. A higher portfolio turnover rate may also result in the realization of substantial net short-term gains, which are taxable as ordinary income to shareholders when distributed.

           CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND RELATED RISKS

    The Fund has the flexibility to invest, within limits, in a variety of instruments designed to enhance its investment capabilities. A brief description of certain of these instruments and the risks associated with them appears below. You can find more detailed information in the Trust's Statement of Additional Information.

    CERTAIN HOLDINGS. To meet redemption requests or for investment purposes, the Fund may temporarily hold a portion of its assets in full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (specifically, rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Adviser to be of comparable quality to any of the foregoing.

    In connection with these holdings, the Fund may be subject to interest rate risk and credit risk. Interest rate risk is the risk that changes in interest rates will adversely affect the value of the Fund's debt

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securities. Debt securities constitute obligations of an issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of such securities to decline. Even the highest quality debt securities, including U.S. government securities, are subject to interest rate risk.

    Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. As noted above, however, the Fund will hold debt securities only of issuers with high credit ratings.

    STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Fund will realize a loss if the value of an Index Future declines between the time the Fund purchases it and the time it sells it and may realize a gain if the value of the Index Future rises between such dates.

    In connection with the Fund's investment in common stocks, the Fund may invest in Index Futures while the Adviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. The Fund may also invest in Index Futures when the Adviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund, pending investment in such stocks when they do become available. Through the use of Index Futures, the Fund may maintain a portfolio with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity problems (driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by the Fund. The Fund may also use Index Futures in order to hedge its equity positions.

    In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin." The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker, will be made on a daily basis as the price of the particular index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market."

    The Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

    The Fund's use of Index Futures involves risk. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Futures contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such events, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The futures market may also attract more speculators than do the securities markets, because deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures market may also cause price distortions. In addition, the price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market disturbances.

    Further, the ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. There is no assurance that a liquid secondary market will exist for any particular option or at any particular time.

    The Fund will not purchase Index Futures if, as a result, the Fund's initial margin deposits on transactions that do not constitute "bona fide hedging" under relevant regulations of the Commodities Futures Trading Commission would be greater than 5% of the Fund's total assets. In addition to margin deposits, when the Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. government securities or other high grade liquid securities in a segregated account with its custodian in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto, and
(b) inability to enforce rights and the expenses involved in attempted enforcement.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser to be of relatively high credit standing.

    ILLIQUID SECURITIES. The Fund may purchase "illiquid securities," defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities after giving effect to the purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Fund may be forced to sell them at a discount from the last offer price.

    FOREIGN INVESTMENTS. Although the Fund invests primarily in securities principally traded in U.S. markets, the Fund may buy, or engage in short sales with respect to, stocks of foreign companies that trade on U.S. markets. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Fund may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

  PERFORMANCE INFORMATION FROM THE ADVISER'S OTHER LONG/SHORT EQUITY ACCOUNTS

    The Adviser also serves as adviser to other long/short equity accounts (the "Other Long/Short Equity Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE AXA ROSENBERG VIT VALUE LONG/SHORT EQUITY FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Fund may vary from the performance of the Other Long/Short Equity Accounts. The performance information shown below is based on a composite of all of the accounts of the Adviser and its predecessor with investment objectives, policies and strategies that are substantially similar to those of the Fund and has been adjusted to give effect to the net expenses of the Other Long/Short Equity Accounts. All but one of the Other Long/Short Equity Accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If those Other Long/Short Equity Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, all but one of the Other Long/Short Equity Accounts were not subject to Subchapter M of the Internal Revenue Code. If those Other Long/Short Equity Accounts had been subject to Subchapter M, their performance might have been adversely affected. Moreover, the following information does not reflect the separate account fees and charges charged by the insurance company to investor accounts. These fees and charges would have adversely affected an investor's return on the Other Long/Short Equity Accounts. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of the Other Long/Short Equity Accounts. The Other Long/Short Equity Accounts have a higher expense ratio than Class 1 Shares of the Fund and a lower expense ratio than Class 2 Shares of the Fund. Therefore, if the returns of the Other Long/Short Equity Accounts were adjusted for the fees and expenses of Class 1 or Class 2 Shares of the Fund they would vary correspondingly from those shown in the bar chart.

    The bar chart and table below show:

    - CHANGES IN THE OTHER LONG/SHORT EQUITY ACCOUNTS' PERFORMANCE FROM YEAR TO YEAR OVER THE LIFE OF THE OTHER LONG/SHORT EQUITY ACCOUNT COMPOSITE; AND

    - HOW THE OTHER LONG/SHORT EQUITY ACCOUNTS' AVERAGE ANNUAL RETURNS OVER ONE YEAR, FIVE YEARS, AND THE LIFE OF THE OTHER LONG/SHORT EQUITY ACCOUNT COMPOSITE COMPARE TO THOSE OF 3-MONTH U.S. TREASURY BILLS.

YEARLY PERFORMANCE (%) -- OTHER LONG/SHORT EQUITY ACCOUNTS (NET OF FEES AND
  EXPENSES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARLY PERFORMANCE

CALENDAR YEAR END  ANNUAL RETURN (%)
1996                          28.31%
1997                          13.98%
1998                           2.93%
1999                         -13.99%
2000                          -0.67%
2001                          12.63%
2002                          30.49%

------------------------

    During all periods shown in the bar graph, the Other Long/Short Equity Accounts' highest quarterly return was 25.59%, for the quarter ended 9/30/01, and their lowest quarterly return was -12.85%, for the quarter ended 12/31/01.

PERFORMANCE TABLE

    This table shows how the Other Long/Short Equity Accounts' performance compares with the returns of 3-month U.S. Treasury Bills.

      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2002)

                                                                                       SINCE
                                                              PAST ONE   PAST FIVE   INCEPTION
                                                                YEAR       YEARS     (7/1/95)
                                                              --------   ---------   ---------
Other Long/Short Equity Accounts (net of fees and
  expenses)(1)..............................................   30.49%      5.26%       9.73%

3-month U.S. Treasury Bills(2)..............................    1.70%      4.21%       4.54%

------------------------

1. The Other Long/Short Equity Accounts have a higher expense ratio than Class 1 Shares of the Fund and a lower expense ratio than Class 2 Shares of the Fund. Therefore, if the returns of the Other Long/Short Equity Accounts were adjusted for the fees and expenses of Class 1 or Class 2 Shares of the Fund they would vary correspondingly from those shown in the table.

2. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other things, Treasury Bills are backed by the full faith and credit of the U.S. government, Treasury Bills have a fixed rate of return, investors in Treasury Bills do not bear the risk of losing their investment, and an investment in the Fund is more volatile than an investment in Treasury Bills.

    There has been one modification to the Adviser's long/short equity accounts strategy since its inception in 1995. In October 1998, the Adviser's predecessor, Rosenberg Institutional Equity Management, combined the Earnings Change Model and the Investor Sentiment Model into the Earnings Forecast Model. See "The Adviser's General Investment Philosophy--Stock Selection." Despite this enhancement to the Adviser's long/short equity strategy, the Fund has investment objectives, policies and strategies substantially similar to those of the Other Long/Short Equity Accounts.

                  THE ADVISER'S GENERAL INVESTMENT PHILOSOPHY

    The Adviser uses a quantitative stock selection process for the Fund, through which it seeks to outperform the benchmark while diversifying investment risk across the Fund's holdings. In seeking to outperform the Fund's designated benchmark, the Adviser also attempts to control risk in the Fund's portfolio relative to the securities constituting the benchmark. Since the Fund is substantially invested in equities at all times, the Adviser does not seek to earn an extraordinary return by timing the market.

INVESTMENT PHILOSOPHY

    The Adviser's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies or their "fundamental values." The Adviser believes that market prices will converge towards fundamental values over time, and that, therefore, if the Adviser can accurately determine fundamental value and can apply a disciplined investment process to select those stocks that are currently undervalued (in the case of purchases) or overvalued (in the case of short sales), the Adviser will outperform the Fund's benchmark over time.

    The premise of the Adviser's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Adviser identifies and purchases those stocks that are undervalued (they are currently cheaper than similar stocks with the same characteristics) and sells or engages in short sales with respect to those stocks that are overvalued (they are currently more expensive than similar stocks with the same characteristics). The Adviser believes that the market will recognize the "better value" and that the mispricings will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

    In determining whether or not a stock is attractive, the Adviser estimates the company's current estimated fundamental value, changes in the company's future earnings and investor sentiment toward the stock. The Adviser identifies and causes the Fund to purchase an undervalued stock and to hold it in the Fund's portfolio until the market recognizes and corrects for the mispricings. Conversely, the Adviser identifies and causes the Fund to sell or sell short an overvalued stock.

DECISION PROCESS

    The Adviser's decision process is a continuum. Its research function develops models that analyze the more than 15,000 securities in the global universe. These models include analyses of both fundamental data and historical price performance. The portfolio management function optimizes the portfolio's composition, executes trades, and monitors performance and trading costs.

    The essence of the Adviser's approach is attention to important aspects of the investment process. Factors crucial to successful stock selection include:
(1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and
(3) insightful definitions of similar businesses. The Adviser regularly assimilates, checks and structures the input data on which its models rely. The Adviser believes that with correct data, the recommendations made by the system will be sound.

STOCK SELECTION

    Fundamental valuation of stocks is key to the Adviser's investment process, and the heart of the valuation process lies in the Adviser's proprietary Valuation Model. Analysis of companies in the United States and Canada is conducted in a single unified model. The Valuation Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national model. The Valuation Model incorporates the various accounting standards that apply in different markets and makes adjustments to ensure meaningful comparisons.

    An important feature of the Valuation Model is the classification of companies into one or more of 170 groups of "similar" businesses. Each company is broken down into its individual business segments. Each segment is compared with similar segments of other companies doing business in the same geographical market and, in most cases, in different markets. The Adviser appraises the company's assets, operating earnings and sales within each business segment, using the market's valuation of the relevant category of business as a guide where possible. The Adviser then puts the segment appraisals together to create balance sheet, income statement, and sales valuation models for each total company, while adjusting the segment appraisals to reflect variables which apply only to the total company, such as taxes, capital structure, and pension funding.

    The Adviser's proprietary Earnings Forecast Model attempts to predict the earnings change for companies over a one-year period. This Model examines, among other things, measures of company profitability, measures of operational efficiency, analysts earnings estimates and measures of investor sentiment, including broker recommendations, earnings surprise and prior market performance. In different markets around the world, the Adviser has different levels of investor sentiment data available and observes differing levels of market response to the model's various predictors.

    The Adviser combines the results of the Earnings Forecast Model with the results of the Valuation Model to determine the attractiveness of a stock for purchase or sale.

OPTIMIZATION

    The Adviser's portfolio optimization system attempts to construct a Fund portfolio that will outperform the benchmark. The optimizer simultaneously considers both the recommendations of the Adviser's stock selection models and the risks in determining portfolio transactions. As a general rule, no transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs.

TRADING

    The Adviser's trading system aggregates the recommended transactions for a Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

    In the United States, the network arrangements the Adviser has developed with Instinet Matching System (IMS) and Portfolio System for Institutional Trading (POSIT) facilitate large volume trading with little or no price disturbance and low commission rates.

    The Adviser uses accommodative trading, which allows institutional buyers and sellers of stock to present the Adviser with their "interest" lists electronically each morning. Any matches between the inventory that the brokers have presented and the Adviser's own recommended trades are signaled to the

Adviser's traders. Because the broker is doing agency business and has a client on the other side of the trade, the Adviser expects the other side to be accommodative in setting the price. The Adviser's objective in using this system is to execute most trades on the Adviser's side of the bid/ask spread so as to minimize market impact.

    Package trades further allow the Adviser to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

    The Adviser continuously monitors trading costs to determine the impact of commissions and price disturbances on the Fund's portfolio.

                                FUND MANAGEMENT

    The Trust's trustees oversee the general conduct of the business of the Trust and the Fund.

INVESTMENT ADVISER

    AXA Rosenberg Investment Management LLC is the Fund's investment adviser. The Adviser's address is Four Orinda Way, Building E, Orinda, CA 94563. The Adviser is responsible for making investment decisions for the Fund and managing the Fund's other affairs and business, subject to the supervision of the Board of Trustees. The Adviser provides investment advisory services to a number of institutional investors as well. The Fund will pay the Adviser an annual management fee for these services equal to 1.50% of its average daily net assets, payable on a quarterly basis. The Adviser has entered into a Fee Limitation Agreement to reduce its management fee and bear certain expenses until December 31, 2005 to limit the Fund's total annual operating expenses (exclusive of nonrecurring account fees, extraordinary expenses, dividends on securities sold short and distribution and shareholder service fees). Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to the Adviser during the next three fiscal years to the extent that the repayment will not cause the Fund's expenses to exceed the current limit (as stated in the Fee Limitation Agreement) during the respective year.

PORTFOLIO MANAGERS

    Management of the Fund's portfolio is overseen by the Adviser's executive officers who are responsible for the design and maintenance of the Adviser's investment system, and by a portfolio manager who is responsible for research and monitoring the Fund's characteristic performance against the relevant benchmark and for monitoring cash balances.

    Dr. Kenneth Reid, Thomas Mead and Kathryn McDonald, the portfolio manager, are responsible for the day-to-day management of the Fund's portfolio. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Ms. McDonald joined the Adviser in 1999 as a senior long/short equity strategy analyst. From 1996 to 1999, she served as Assistant Portfolio Manager for BARRA RogersCasey Asset Services Group. She received a B.S. from Willamette University in 1992 and an M.I.M. from Thunderbird, The American Graduate School of International Management, in 1994.

EXECUTIVE OFFICERS

    The biography of each of the executive officers of the Adviser is set forth below. Kenneth Reid is also a Trustee of the Trust.

    KENNETH REID. Dr. Reid is the Global Chief Investment Officer of the Adviser. His work is focused on the design and estimation of the Adviser's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Adviser's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Adviser's proprietary valuation and trading systems.

    Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance. From 1986 to 1998, Dr. Reid was a general partner of Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

    WILLIAM RICKS. Dr. Ricks is the Chief Executive Officer and Chief Investment Officer of the Adviser. His primary responsibilities are the various aspects of the investment process: trading, operations, portfolio engineering, and portfolio construction. He is responsible for the implementation of the investment strategies that are designed by the Research Center.

    Dr. Ricks earned a B.S. from the University of New Orleans, Louisiana and a Ph.D. from the University of California, Berkeley in 1980. He worked as a senior accountant for Ernst & Ernst in New Orleans from 1974 to 1976. He was a financial and managerial accounting instructor at the University of California, Berkeley from 1978 to 1979, after which he was an associate professor of finance and accounting at Duke University in Durham, North Carolina until 1989. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, the predecessor company to the Adviser.

    THOMAS MEAD. Mr. Mead is the Global Research Director of the Barr Rosenberg Research Center LLC. He has oversight responsibilities for the Adviser's security valuation and portfolio optimization systems used to manage the Fund and for the implementation of the decisions developed therein. In addition to his oversight role within the Research Center, his focus is primarily on modeling.

    Mr. Mead earned an A.B. from Indiana University, Bloomington in 1973 and an M.A. in Economics from Brown University, Providence, Rhode Island, in 1975. He worked as an economist and a fixed income manager for Allendale Insurance in Providence, Rhode Island from 1977 to 1982, after which he was Managing Director of Cambridge Associates in Boston, Massachusetts until 1989. From 1989 to 1998, he was a research associate at Rosenberg Institutional Equity Management, the predecessor company to the Adviser, where his responsibilities included portfolio engineering and client service.

INDEPENDENT TRUSTEES

    William F. Sharpe, Nils H. Hakansson and Dwight M. Jaffee are the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser.

    Dr. Sharpe is the STANCO 25 Professor of Finance Emeritus at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill), ASSET ALLOCATION TOOLS, (Scientific Press), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall).
Dr. Sharpe is a past President of the American Finance Association. He is a founder and currently a board member of Financial Engines Incorporated, an on-line investment advice company. He has also served as consultant to a number of corporations and investment organizations. He received the Nobel Prize in Economic Sciences in 1990.

    Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published a number of articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Service Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

    Professor Jaffee is the Willis H. Booth Professor of Banking and Finance at the Haas School of Business, University of California, Berkeley. He was previously a Professor of Economics at Princeton University for many years, where he served as the Vice Chairman of the faculty. At Berkeley, he serves on a continuing basis as the Co-chairman of the Fisher Center for Real Estate and Urban Economics and as the Director of the UC Berkeley-St. Petersburg University (Russia) School of Management Program. He has been a Visiting Professor at many Universities around the world, most recently at the University of Aix/ Marseille in France and at the European University in Florence Italy. Professor Jaffee has authored five books and numerous articles in academic and professional journals. His research has focused on three key financial markets: business lending, real estate finance, and catastrophe insurance. His current research is focused on methods for securitizing real estate finance and catastrophe insurance risks, and on the impact of international trade on the U.S. computer industry. He has served on the editorial boards of numerous academic journals, and has been a consultant to a number of U.S. government agencies and to the World Bank. In the past, Professor Jaffee has been a member of the Board of Directors of various financial institutions, including the Federal Home Loan Bank of New York.

                                MULTIPLE CLASSES

    The Fund offers two classes of shares to investors, with eligibility for purchase depending on the amount invested in the Fund. The two classes of shares are Class 1 Shares and Class 2 Shares.

                         HOW THE FUND PRICES ITS SHARES

    The offering price of the Fund's shares is based on its net asset value per share as next determined after receipt of a purchase order in good order. See "Determination of Net Asset Value."

    For purposes of calculating the purchase price of Fund shares, if it does not reject a purchase order, the Trust considers an order received on the day that it receives a check or money order on or before 4:00 p.m., New York time. If the Trust receives the payment after that deadline, it will base the purchase price of Fund shares on the next determination of net asset value of Fund shares.

    The Trust reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject purchase orders when the Adviser believes that suspension or rejection would be in the best interests of the Trust.

    Purchases of the Fund's shares may be made in full or in fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, the Trust will not issue certificates for shares.

DETERMINATION OF NET ASSET VALUE

    The net asset value of each class of shares of the Fund will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time. Shares will not be priced on days on which the New York Stock Exchange is closed for trading. The net asset value per share of each class of the Fund is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any liabilities attributable to that class, by the total number of outstanding shares of that class. The Fund's liabilities are allocated among its classes. Specifically, the total of such liabilities, plus that class's distribution and shareholder service expenses, if any, and any other expenses specially allocated to that class, are then deducted from the class's proportionate interest in the Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share.

    Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price for long securities and the most recent quoted ask price for securities sold short. Securities listed on NASDAQ Stock Market, Inc., ("NASDAQ") are valued at the official closing price as reported by NASDAQ. Price information on other listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price or the most recent quoted ask price, as applicable, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by, or pursuant to procedures adopted by, the Trustees of the Trust. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the New York Stock Exchange close.

                             PURCHASING FUND SHARES

    Only a separate account of an insurance company which participates in fund investments may purchase shares of the Fund. You may buy shares of the Fund only through your policy or contract with a participating insurance company. You should read this prospectus in conjunction with the prospectus or other disclosure documents of the separate account of the specific insurance product which accompanies this prospectus.

DISTRIBUTOR

    Class 1 and Class 2 Shares of the Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

    Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Class 2 Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Class 2 Shares of the Trust, shares of such class are subject to an annual distribution and shareholder service fee (the "Distribution and Shareholder Service Fee") in accordance with a Distribution and Shareholder Service

Plan (the "Distribution and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. Although the Distributor sells Class 1 Shares of the Fund, the Fund pays no fees to the Distributor in connection with such shares. Under the Distribution and Shareholder Service Plan, Class 2 Shares of the Fund will pay Distribution and Shareholder Service Fees of up to 0.25% of the average daily net assets attributable to such shares.

    Expenses and services for which the Distributor may be reimbursed include, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor (or of participating or introducing brokers who engage in distribution of the Class 2 Shares), printing of prospectuses and reports for other than existing Class 2 shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such shareholders. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that, although the Trustees expect to take into account the expenses of the Distributor in their periodic review of the Distribution and Shareholder Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

                             REDEEMING FUND SHARES

    The Trust will redeem shares at the net asset value per share next determined after a redemption request is received. See "How the Fund Prices Its Shares -- Determination of Net Asset Value" and the prospectus or other disclosure documents of the separate account of the specific insurance product that accompanies this prospectus. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the Fund at the time of the redemption and on any expenses and charges attributable thereto.

    The Fund reserves the right to redeem in kind. If the Adviser determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of the Fund to make a redemption payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "How the Fund Prices its Shares -- Determination of Net Asset Value." Securities distributed by the Fund in kind will be selected by the Adviser in light of the Fund's objective and will not generally represent a PRO RATA distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any securities so received in payment of redemptions.

    The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                                 DISTRIBUTIONS

    The Fund intends to distribute to its insurance company separate accounts as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards). The Fund will declare and pay distributions of its dividends and interest and distribute net short-term capital gains and net long-term gains all on an annual basis unless the Trustees determine that it should do so more frequently where permitted by applicable regulations.

SHAREHOLDER OPTIONS

    The Fund will pay all dividends and distributions in additional Fund shares at net asset value unless an election is made by a particular separate account to receive distributions in cash.

                                     TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

    Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax.

    In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The Fund intends to comply with these requirements. If the Fund or a separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

    Fund investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

    The above information constitutes a general summary of the federal income tax consequences of investing in the Fund. Investors should ask their own tax advisers for more information on their own tax situations, including possible foreign, state or local taxes. Please refer to the prospectus or other disclosure documents for your separate account and variable contract for information regarding the federal income tax treatment of variable contracts in general and of distributions to your separate account in particular. See "Income Dividends, Distributions and Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

    The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Because the Fund's shares are expected to be owned in connection with variable annuity and variable life contracts, this proposal, should it be enacted, will likely not affect the tax discussion above. However, the elimination of the double taxation of corporate distributions may adversely affect the value of the Fund's short sale transactions entered into, but not closed prior to the enactment of the proposal. This could reduce the Fund's net asset value and distributions made by the Fund.

                               OTHER INFORMATION

    The Trust is designed to serve and presently intends to serve as a funding vehicle for insurance company separate accounts associated with variable annuity contracts and variable life insurance policies. This means that participating insurance companies will invest money from separate accounts of various annuity contracts and life insurance policies in the Fund to provide for future benefits. You should consult the prospectus or other disclosure documents issued by the relevant insurance company for more information about a separate account.

    All shares of the Fund have identical voting rights. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and are entitled to receive the net assets of the Fund's portfolio upon liquidation. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove Trustees by votes cast in person or by proxy at a meeting of shareholders or by written consent.

    In the future, the Trust may offer shares of the Fund directly to qualified pension and profit-sharing plans.

    Although conflicts of interest could arise from the sale of Fund shares to variable annuity contract-owners and variable life insurance policy-owners of affiliated and unaffiliated insurance companies, the Trust currently does not foresee any related disadvantages to policy-owners and contract-owners. This is because the Trust offers its shares to separate accounts of various insurance companies only to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts of interest which may arise. Should such a conflict arise, the Trustees will determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

    The Agreement and Declaration of Trust of the Trust, as amended from time to time, provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

    Under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the Trust believes that the chance of resulting financial loss for a shareholder is remote since that type of liability may arise only in very limited circumstances.

    The Fund's investment performance may from time to time be included in advertisements about the Fund. Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                    BARR ROSENBERG VARIABLE INSURANCE TRUST
                      NOTICE OF PRIVACY POLICY & PRACTICES

Barr Rosenberg Variable Insurance Trust, on behalf of AXA Rosenberg VIT Value Long/Short Equity Fund, recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties that are not affiliated with the Fund.

COLLECTION OF CLIENT INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    - ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

    - ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

    - CORRESPONDENCE, written, telephonic or electronic between a customer and the Fund or service providers to the Fund.

DISCLOSURE OF CLIENT INFORMATION

We may disclose the customer information we collect to third parties that are not affiliated with the Fund:

    - as permitted by law -- for example, with service providers who maintain or service shareholder accounts for the Fund or to a shareholder's broker or agent; and

    - to perform marketing services on behalf of the Fund or pursuant to a joint marketing agreement with Barr Rosenberg Funds Distributor, Inc., the Fund's distributor, or another financial institution that is an affiliate of AXA Rosenberg Investment Management LLC, the Fund's investment adviser.

SECURITY OF CLIENT INFORMATION

We require service providers to the Fund:

    - to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Fund; and

    - to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Fund.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Fund.

                      FOR MORE INFORMATION ABOUT THE FUND:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The Trust's Statement of Additional Information ("SAI") provides additional information about the Fund. It is incorporated by reference into this prospectus and is legally a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
You may review and copy, for a fee, information regarding the Fund by writing to the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-942-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov. You can get free copies of the SAI, request other information about the Fund or make shareholder inquiries by contacting the Fund at:

Barr Rosenberg Variable Insurance Trust
3435 Stelzer Road
Columbus, Ohio 43219-8021
1.800.447.3332

ADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, California 94563

ADMINISTRATOR, TRANSFER AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105

                                               [AXA ROSENBERG MUTUAL FUNDS LOGO]
LEGAL COUNSEL
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

INVESTMENT COMPANY ACT FILE NO. 811-08759